AFLIAC/FAFLIC EXECANNUITY PLUS

                              SEPARATE ACCOUNT VA-K
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

Effective January 31, 2002, the Company is terminating the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination will not affect M-GAP Riders issued prior to January 31, 2002. However, the M-GAP Rider will no longer be available at issue or after issue for new policies. Policy Owners who did not elect the M-GAP Rider at issue will not be able to elect the M-GAP Rider after the above date, and Policy Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

                                      * * *

The following is inserted at the end of the section entitled A. PURCHASE PAYMENTS under THE VARIABLE ANNUITY POLICIES:

       This Policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Policy.

       In order to prevent "market timing" activities that may harm or disadvantage other Policy Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.

                                      * * *

The fourth paragraph of the section entitled D. TRANSFER PRIVILEGE under THE VARIABLE ANNUITY POLICIES is deleted. The first paragraph of the section is amended to read in its entirety as follows:

       At any time prior to the Annuity Date, subject to the Company's then current rules and subject to the market timing limitations described above in A. PAYMENTS, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available. Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the AIT Money Market Fund, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written request or, if a properly completed authorization is on file, pursuant to a telephone request.

SUPPLEMENT DATED DECEMBER 17, 2001

AFLIAC/FAFLIC ADVANTAGE



                              SEPARATE ACCOUNT VA-K
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

                                      * * *

Effective January 31, 2002, the Company is terminating the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination will not affect M-GAP Riders issued prior to January 31, 2002. However, the M-GAP Rider will no longer be available at issue or after issue for new contracts. Contract Owners who did not elect the M-GAP Rider at issue will not be able to elect the M-GAP Rider after the above date, and Contract Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

                                      * * *

The following is inserted at the end of the section entitled A. PAYMENTS under DESCRIPTION OF THE CONTRACT:

       This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

       In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

                                      * * *

The first paragraph of the section entitled D. TRANSFER PRIVILEGE under DESCRIPTION OF THE CONTRACT is amended to read in its entirety as follows:

       At any time prior to the Annuity Date and subject to the market timing limitations described above in A. PAYMENTS, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the AIT Money Market Account, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

The fourth paragraph under D. TRANSFER PRIVILEGE is deleted and the following paragraph inserted:

       To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM in the SAI.

                                      * * *
SUPPLEMENT DATED DECEMBER 17, 2001